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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                | SEC FORM 8-K |
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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  April 2, 2008

                            -----------------------
                           | World Associates, Inc.|
                            -----------------------

                            Stock Symbol:  WAIV
                        Commission File Number 000-27949

                       Nevada                     88-0406903
             (State of incorporation)          (IRS Employer ID)

                               Company Address

                            World Associates, Inc.
                        28310 Roadside Drive, Suite 120
                           Agoura Hills, CA 91301

                                818-991-1770


                                TRANSFER AGENT:

                        Pacific Stock Transfer Company
                       500 E. Warm Springs Rd., St. 240
                           Las Vegas, Nevada 89119
                              (702) 361-3033










ITEM 5.02 ELECTION OF DIRECTORS

On April 2, 2008 Paul W. Hait accepted a position on the Board of Directors of World Associates, Inc., the "Company". Among other things, Mr. Hait is a talent mechanical engineer with more than 50 patents to his name. He is an Olympic Gold Medal Winner. He is an entrepreneur who has started multiple high tech and low tech businesses. The Company is proud to have him on its Board. We invite our shareholders and other interested parties to review the following information about him.

Mr. Hait has significant experience in areas that relate directly to the Company's area of business, including working on planning large tracts of land. He is recognized throughout the world as a visionary thinker on subjects related to sustainability and he has developed numerous products in that field. His further accomplishments can be found in his complete resume below.

CONSULTING AGREEMENT

Mr. Hait entered into a consulting agreement with the Company on June 15, 2007. He was compensated with 1,000,000 shares valued at $20,000 at the time the consulting agreement was entered into. There has been no further compensation since that time. Mr. Hait has provided valuable input about the sustainable community project the Company is involved in, Yellow Hills Ranch, and he has made numerous significant introductions for the Company. He is expected to be a valuable member of our management team going forward.

RELATED PARTY TRANSACTION INFORMATION

The Company acquired the Pyromid Assets in 2002. Mr. Hait was the orginial inventor of the Pyromid Cooking System. The Company is the payee for a $75,000 Note due from Ecoprime, Inc. for funds it spent on the Pyromid Assets in the past. Randall Prouty and Paul Hait are both equity owners in Ecoprime, Inc. When the assets were transferred to EcoPrime, Inc. in April of 2002, Ecoprime gave a secured Note back to the Company for $75,000 to secure money it had invested. Complete details are available in the Company's Annual Report on Form 10KSB for 2003. Mr. Hait recently redesigned that product to allow for additional uses and interest is building to start production of this product again.

PAUL W. HAIT BACKGROUND AND HISTORY

* HIGH TECH MECHANICAL & ULTRA HIGH VACUUM ENGINEER
* INVENTOR & PRODUCT DEVELOPER AND PROVEN ENTREPENEUR
* CREATIVE MARKETNG CONSULTANT, TECHNICAL WRITER, CONCEPTUAL GRAPHICS EXPERT
* PROJECT DEVELOPMENT FUNDING CONSULTANT
* INTERNATIONALLY RECOGNIZED OLYMPIC GAMES MOTIVATIONAL AND TECHNICAL SPEAKER
* FOUNDER OF THE SEEDS OF JOY CANCER HEALING FOUNDATION

PRINCIPAL OWNER; US ORGANIC MARKETING 2007 TO PRESENT US Organic Marketing was created to promote the use of vitally needed micro nutriant trace minerals in the agricultural and suppliments market. The need for such products is becoming critical and their effective use in agriculture and human nutrition is vital to good health.

ONE OF TWO PRINCIPAL OWNERS ECOPRIME, INC. 2002 TO PRESENT Ecoprime Inc. acquired ownership of the Pryomid Cooking System in 2003, including the patented Harmonic Thermal Array. The Harmonic Thermal Array is co-owned by Charbroil Corporation. After a halt in production for several years, the Pyromid line is being reworked and production is expected to begin shortly on the 12" stove.
Mr. Hait has also reworked the concept to allow for production of a line of very economical disaster relief type stoves that can be stockpiled and sold when needed. NGO's, Foundations and others are expected to purchase this version of the product for use around the world. More information is available on the system here.

AMERICAN INNOVATION CORPORATION 1980 TO 2007

Paul acts as a consultant on various product development, marketing, consulting and funding assignments. He is internationally known for developing creative solutions to complex technology or product development problems. He has participated in numerous product development and start up efforts. All of American Innovation Corporation's interests were merged into Paul Hait Management LLC in 2007.

FOUNDER & PRESIDENT; SLATCRAFT CORPORATION  1973-2000

Paul created crafts and toys designed from wooden slats and created a business that operated profitably for over 31 years. Paul organized and controlled this business from home. He designed and implemented packaging, use ideas, and product development strategies. He also researched and found raw material sourced from markets in the US and overseas.

PRESIDENT & FOUNDER; PYROMID, INCORPORATED  1981-2000

Invented, designed and patented 28 products and developed marketing and growth strategies for Pyromid Outdoor Cooking Systems, resulting in over 250,000 units sold worldwide. Built and managed a 34,000 square foot production facility with over 30 employees. Established management controls and administrative support systems; envisioned, formulated and prioritized short and long-term goals. Developed strategic planning, research and assimilation for dynamic growth. Negotiated a $40,000,000 exclusive best efforts non recourse distribution agreement with Igloo Corporation in 1985.

FOUNDER; AMERICAN INNOVATION MARKETING, INC. with his father, James M. Hait, Chairman of FMC Corporation. 1994-1996

PRESIDENT & FOUNDER; AROMA TASTE INCORPORATED  1970-1980

Founded, formulated and patented a new beef jerky product known as Pemmican Brand Beef Jerky. Designed award-winning packaging and business development plans which resulted in Pemmican becoming the number one beef jerky meat snack in the nation. Built three production plants in seven years. Created multiple dynamic and ongoing profitable venues in the US and Australia. Sold business to General Mills, Inc.'s Goodmark Foods Division in 1978. Worked under contract for General Mills from 1978-1980. Good Mark Foods sold to Con-Agra Specialty Snacks in 1999-2000 for $223,000,000.

FOUNDER/VP ENGINEERING J.W. CROSS AND COMPANY, PALO ALTO, CA  1969-1970

Developed state of the art medical/dental equipment, including dentist workstations, office stations and work areas. Utilized innovative use of materials, colors, designs and components to create esthetically pleasing and practical work environments. The business sold within one year.

ENGINEERING MANAGER, VARIAN ASSOCIATES, Palo Alto, California 1963-1969

Senior Component Engineer, Mikros; VP of Engineering (Portland Varian acquisition) and Systems Engineering Manager for Varian Ultra High Vacuum Division. Analyzed and solved complex vacuum processing problems and invented and patented numerous solutions in electro/mechanical Ultra High Vacuum components and systems. These systems are still being used in the production of high technology microchips, NASA space components and telecommunications vacuum components and testing devices today.

EDUCATION: Stanford University, Palo Alto, California B.S. Mechanical Engineering/Industrial Design. (class of 1962)

PERSONAL ACHIEVEMENTS:

* High School - All American Swimmer
* Overcame a serious back injury and paralysis in 1959 and went on to win an Olympic Gold Medal and become a World Record holder in the 4x100 Men's Medley Relay in Rome, Italy in 1960.
* 100 Meter Breaststroke World Record Holder in 1961
* 1961 AAU around the World Ambassador - Swim Coach in Japan, India, Egypt,
* 1961 On the Board of Directors of the Original Nevada Pyramids Project, now LUXOR. Have original drawings.
* Ran the Olympic Torch around the track in the opening ceremonies of 1984 Olympic Soccer Games at Stanford Stadium in front of 90,000 spectators. Passed it to Olympic Swimmer Sharon Stoddard, who became the first woman to ever light an Olympic Stadium Flame.
* Generated over $1 billion in revenues for companies utilizing his patented ideas and inventions in the last 35 years.
* Holder of over 50 U.S. patents, high tech and low tech, including a Variable Leak Valve used on U.S. Nuclear Subs & Apollo Lander program.
* Author of several published technical papers on Ultra High Vacuum Components and Systems.
* Developed the Schick Corona Chrome Razor Blade Vacuum Sputtering System in the Varian Plant in Portland, OR. This was one of the first hard edged razor blades.
* 1967 Invented and Developed Innovac (9 patents issued). Innovac among other places was used in the early Touch Tone Telephone Research work at Bell Labs in Reading, PA.
* Founded the Number One Meat Snack in the nation, Pemmican Brand Beef Jerky, according to Frito Lay back in 1978.
* Sold Pemmican to GoodMark Foods, a division of General Mills, in 1978. Pemmican is now the third largest selling Beef Jerky in the world and is now owned by Con Agra Specialty Snacks.
* Founded the first Beef Jerky company in the Southern Hemisphere in Casino, Australia in 1978. Licensed it to the Mariani Dried Fruit Company.
* Developed and patented action viewer under contract. It was later sold To Fisher Price Toy Company. It became the largest selling toy in their history until that time.
* Flew all over New Zealand with Sir Tim Wallis from 1973 to 1980 and took the first movies ever allowed to be taken out of Alpine Helicopters of tranquilizing Red Deer in the Alps of New Zealand. Sir Tim Wallis, founder of Alpine Helicopters, has the second Hope Ring ever made. He founded the immensely successful bi-annual air show called Warbirds over Wanaka, NZ.
* Founded the Pemmican Foundation in 1977 to train and educate American Indians in the raising of buffalo. My first recipient was Harold Stone, a Crow Indian from Wyola, Montana.
* Chosen as U.S. selected Executive Member for the People to People Conference in mainland China in 1988. Traveled throughout China for five weeks.
* Extensive experience with Fortune 1000 companies (FMC, VARIAN ASSOCIATES, IGLOO CORP., HEWLETT PACKARD, GENERAL MILLS, CHARBROIL INC., UNITED DEFENSE LP, etc.) as a paid creative consultant, product designer, project coordinator, Engineering Manager and/or Engineering Associate.
* Keynote speaker at First World Stove Conference in Pune, India in 2000. Presented patented Harmonic Thermal Array Technology. It was later sold to Charbroil Corp. in 2002.
* Put on a successful Celebrity Buffalo Hunt in Lame Deer, Montana for the Chairmen of Savage Arms and Bear Archery and had the entire hunt filmed for national TV and put on the Sportsman Showcase with Ken Tucker.
* Guest of the Minister of Forestry of Indonesia, Mr. Lim, for three weeks in 2001.
* Traveled to Singapore, Surabaya, Java and Bali Indonesia.
* Duo-Keynote speaker at Stanford's Entrepreneurial Conference with J.R. Simplot (Idaho Potato barron).
* Walked the Great Wall of China with J.R. Simplot in 1988 at the People to People conference.
* Possesses one of the most extensive entrepreneurial financial contact bases in the country.
* Successful Bridge financier of the revolutionary Mighty Engine from Angel Labs
* In 2002 and 2003 contracted by United Defense LP to work on a serious international security problem as part of a team on behalf of the government. Developed over 22 ideas to solve the problem, with 8 selected. Wrote a White Paper on the eight selected ideas.
* Keynote motivational speaker at the Kidney Cancer Association in Chicago, IL in July of 2003. Subject: Triggered Immune Response Effect Healing through the activation and belief in the healing POWER OF HOPE.
* Keynote speaker at my alma mater, James Lick High School's 50th Anniversary in San Jose, CA.
* Founder of the balanced cancer healing Seeds of Joy Foundation, which was part of the NATIONAL HERITAGE FOUNDATION located in Falls Church, VA.
* Owner of the HOPE RING that has been shared with thousands of people worldwide to bring hope to cancer patients. The Ring is now being primarily given to patients who have worn it and have gone into full remission. 42 are currently in circulation.
* Attended opening reception for Dr. Nicholas Vogelzang, the new Director of the New Nevada Cancer Institute in Las Vegas, NV in 2004. Dr. Vogelzang is considered one of the finest oncologists in the country and along with Gerry White and Mary Matthew Philip was one of the four founders of the Seeds of Joy Foundation.
* Married for 46 years, three children, 3 grandchildren.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

WORLD ASSOCIATES, INC. Date:  Arpil 8, 2008

/s/ Randall Prouty, President